UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2015

American Brewing Company, Inc.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

180 West Dayton Street, Warehouse 102, Edmonds, WA	98020
(Address of principal executive offices)	(Zip Code)

(425) 774-1717
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective April 27, 2015, Hartley Moore Accountancy Corporation was dismissed as the Company's independent registered public accounting firm. The decision was approved on April 27, 2015 by the Board of Directors of American Brewing Company, Inc.

During the Registrant's last two fiscal years ended December 31, 2014 and December 31, 2013, and the subsequent period through dismissal on April 27, 2015, there were (i) no disagreements with Hartley Moore Accountancy Corporation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Hartley Moore Accountancy Corporation regarding the Company's financial statements for the fiscal year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Hartley Moore Accountancy Corporation on the Company's financial statements for the fiscal year ended December 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

The Registrant provided Hartley Moore Accountancy Corporation with a copy of the disclosures made in this Current Report on Form 8-K on April 27, 2015, and requested that Hartley Moore Accountancy Corporation furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant's statements herein and, if not, stating the respects in which it does not agree. A copy of the letter to be furnished by Hartley Moore Accountancy Corporation is attached as Exhibit 16.

On April 27, 2015 the Registrant engaged MaloneBailey, LLP as the Registrant's new independent registered public accounting firm. The appointment of MaloneBailey, LLP was approved by the Board of Directors of American Brewing Company, Inc.  MaloneBailey, LLP will be preparing and providing the financial statements that are to be included in the Quarterly Report for the period ended March 31, 2015.  MaloneBailey, LLP did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports prior to the year ended December 31, 2014.  Neither the Company, nor any person on behalf of the Company, consulted with MaloneBailey, LLP during the Company's two most recent fiscal years or the subsequent interim period prior to the engagement of MaloneBailey, LLP and the dismissal of Hartley Moore Accountancy Corporation.

9.01 Exhibits

Exhibit Number	Description

16	Letter from Hartley Moore Accountancy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BREWING COMPANY, INC.

Date: April 27, 2015	By:	/s/ Neil Fallon
Neil Fallon, Chief Executive Officer

	By:	/s/ Julie Anderson
Julie Anderson, Vice President